UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010

DAIS ANALYTIC CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-53554	14-760865
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11552 Prosperous Drive

Odessa, Florida 33556

(Address of principal executive offices) (Zip code)

(727) 375-8484

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 17, 2010, the U.S. Department of Energy approved a grant of up to $681,322 to Dais Analytic Corporation (the “Company”) for the funding of a project to scale up in size and field trial a novel dehumidification system similar to the Company’s NanoAir protoype, that is operated by directly manipulating water vapor using a selectively permeable membrane made of a nano-structure solid polymer. The grant is conditioned upon the Company contributing $171,500 of the proposed total project cost of $852,822. The Company will receive the grant amount in phases upon the meeting of certain milestones.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIS ANALYTIC CORPORATION

September 22, 2010	By:	/s/ Timothy Tangredi
Timothy Tangredi
Chief Executive Officer, President and Chairman